Exhibit 99.26
                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                   REMIC Multi-Class Pass-Through Certificates

                                  JANUARY 1998

                                  Series 1997-9

     Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     1)   The amount of such distribution allocable to principal:

     Class 1-A1....$   17.12590072          Class 2-A1....$  0.72971974
     Class 1-A2....$    0.00000000          Class 2-A2....$  0.72972002
     Class 1-A3....$    0.00000000          Class 2-A3....$ 29.22059241
     Class 1-A4....$    0.00000000          Class 2-A4....$  0.00000000
     Class 1-A5....$    0.00000000          Class 2-A5....$  0.00000000
     Class 1-A6....$    8.50188815          Class 2-A6....$  0.00000000
     Class 1-A7....$  348.15111131          Class 2-A7....$ 21.89747247
     Class 1-A8....$   10.12378410          Class 2-A8....$  0.00000000
     Class 1-A9....$    0.71834221          Class 2-A9....$  0.00000000
     Class 1-A10...$    0.71834172          Class 2-A10...$  0.00000000
     Class 1-A11...$    1.83137729          Class 2-PO....$  0.79735842
     Class 1-A12...$    0.71834223          Class 2-M.....$  0.72971949
     Class 1-A13...$   34.09762930          Class 2-B1....$  0.72972089
     Class 1-A14...$    3.91368746          Class 2-B2....$  0.72972059
     Class 1-A15...$    0.00000000          Class 2-B3....$  0.72971771
     Class 1-A16...$    0.00000000          Class 2-B4....$  0.72971483
     Class 1-A17...$    0.00000000          Class 2-B5....$  0.72971718
     Class 1-PO....$    0.92403069
     Class 1-M.....$    0.71834192
     Class 1-B1....$    0.71834279
     Class 1-B2....$    0.71834242
     Class 1-B3....$    0.71834364
     Class 1-B4....$    0.71834508
     Class 1-B5....$    0.71833842
     Class 1-R.....$    0.00000000
     Class 1-RL....$    0.00000000

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     2)   Principal  Prepayments  included in the above  principal  distribution
          (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and
          Defective   Mortgage  Loans  which  are  being   distributed  on  this
          Distribution Date):

     Class 1-A1....$   16.17359071           Class 2-A1.....$  0.69305755
     Class 1-A2....$    0.00000000           Class 2-A2.....$  0.69305781
     Class 1-A3....$    0.00000000           Class 2-A3.....$ 27.75250687
     Class 1-A4....$    0.00000000           Class 2-A4.....$  0.00000000
     Class 1-A5....$    0.00000000           Class 2-A5.....$  0.00000000
     Class 1-A6....$    8.02912860           Class 2-A6.....$  0.00000000
     Class 1-A7....$  328.79167482           Class 2-A7.....$ 20.79731125
     Class 1-A8....$    9.56083672           Class 2-A8.....$  0.00000000
     Class 1-A9....$    0.67839777           Class 2-A9.....$  0.00000000
     Class 1-A10...$    0.67839731           Class 2-A10....$  0.00000000
     Class 1-A11...$    1.72954096           Class 2-PO.....$  0.75729796
     Class 1-A12...$    0.67839779           Class 2-M......$  0.00000000
     Class 1-A13...$   32.20158225           Class 2-B1.....$  0.00000000
     Class 1-A14...$    3.69606132           Class 2-B2.....$  0.00000000
     Class 1-A15...$    0.00000000           Class 2-B3.....$  0.00000000
     Class 1-A16...$    0.00000000           Class 2-B4.....$  0.00000000
     Class 1-A17...$    0.00000000           Class 2-B5.....$  0.00000000
     Class 1-PO....$    0.87264865
     Class 1-M.....$    0.00000000
     Class 1-B1....$    0.00000000
     Class 1-B2....$    0.00000000
     Class 1-B3....$    0.00000000
     Class 1-B4....$    0.00000000
     Class 1-B5....$    0.00000000
     Class 1-R.....$    0.00000000
     Class 1-RL....$    0.00000000

     3) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

          Class 1-A1......$      5.47312275                 6.75000000%
          Class 1-A2......$      5.62500000                 6.75000000%
          Class 1-A3......$      5.62500000                 6.75000000%
          Class 1-A4......$      5.62500035                 6.75000000%
          Class 1-A5......$      5.62500000                 6.75000000%
          Class 1-A6......$      5.75139572                 7.00000000%
          Class 1-A7......$      0.00000000                 7.00000000%
          Class 1-A8......$      5.71628954                 7.00000000%
          Class 1-A9......$      5.82504255                 7.00000000%
          Class 1-A10.....$      5.82504238                 7.00000000%
          Class 1-A11.....$      1.89207302                 0.00000000%
          Class 1-A12.....$      6.03308007                 7.25000000%
          Class 1-A13.....$      5.70757663                 7.25000000%
          Class 1-A14.....$      6.00713011                 7.25000000%

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          Class 1-A15.....$      6.04166679                 7.25000000%
          Class 1-A16.....$      6.04166647                 7.25000000%
          Class 1-A17.....$      6.04166642                 7.25000000%
          Class 1-S.......$      0.40069611                 0.34523600%
          Class 1-M.......$      6.03307930                 7.25000000%
          Class 1-B1......$      6.03307919                 7.25000000%
          Class 1-B2......$      6.03307969                 7.25000000%
          Class 1-B3......$      6.03307923                 7.25000000%
          Class 1-B4......$      6.03308501                 7.25000000%
          Class 1-B5......$      6.03315962                 7.25000000%
          Class 1-R.......$      0.00000000                 7.25000000%
          Class 1-RL......$      0.00000000                 7.25000000%
          Class 2-A1......$      5.82493499                 7.00000000%
          Class 2-A2......$      5.82493471                 7.00000000%
          Class 2-A3......$      5.67243168                 7.00000000%
          Class 2-A4......$      5.83333333                 7.00000000%
          Class 2-A5......$      5.83333367                 7.00000000%
          Class 2-A6......$      5.83333350                 7.00000000%
          Class 2-A7......$      5.71205406                 7.00000000%
          Class 2-A8......$      5.83333363                 7.00000000%
          Class 2-A9......$      5.83333356                 7.00000000%
          Class 2-A10.....$      5.83333311                 7.00000000%
          Class 2-S.......$      0.28601134                 0.51289200%
          Class 2-PO......$      0.00000000                 0.00000000%
          Class 2-M.......$      5.82493516                 7.00000000%
          Class 2-B1......$      5.82493397                 7.00000000%
          Class 2-B2......$      5.82493442                 7.00000000%
          Class 2-B3......$      5.82493299                 7.00000000%
          Class 2-B4......$      5.82500000                 7.00000000%
          Class 2-B5......$      5.82496225                 7.00000000%

     4) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                      Pool 1            Pool 2
                                                      ------            ------
                                               $     117,210.89  $     80,509.43

(b)  The amounts below are for the aggregate of all certificates.

    5)  The Pool Scheduled Principal Balances: $ 485,223,043.93  $341,280,653.04
        Number of Mortgage Loans:                         1,142            1,594

     6) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:
                                           Aggregate               Single
                                       Principal Balance     Certificate Balance
                                       -----------------     -------------------
          Class 1-A1.......            $   19,351,663.45        $     955.87
          Class 1-A2.......            $   16,190,000.00        $   1,000.00
          Class 1-A3.......            $   18,554,000.00        $   1,000.00
          Class 1-A4.......            $   14,167,000.00        $   1,000.00
          Class 1-A5.......            $   13,544,000.00        $   1,000.00

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          Class 1-A6.......            $   74,892,346.29        $     977.45
          Class 1-A7.......            $      695,577.82        $      86.24
          Class 1-A8.......            $    5,794,624.24        $     969.81
          Class 1-A9.......            $   35,766,310.27        $     997.86
          Class 1-A10......            $    7,533,846.01        $     997.86
          Class 1-A11......            $   71,882,428.59        $   1,010.27
          Class 1-A12......            $   20,002,111.69        $     997.86
          Class 1-A13......            $   60,159,099.71        $     910.60
          Class 1-A14......            $   41,828,273.41        $     990.37
          Class 1-A15......            $   26,830,000.00        $   1,000.00
          Class 1-A16......            $   16,580,000.00        $   1,000.00
          Class 1-A17......            $   20,181,000.00        $   1,000.00
          Class 1-PO.......            $       16,404.60        $     997.26
          Class 1-S........            $  482,396,668.08        $     968.04
          Class 1-M........            $    7,751,379.58        $     997.86
          Class 1-B1.......            $    4,750,813.36        $     997.86
          Class 1-B2.......            $    3,750,458.30        $     997.86
          Class 1-B3.......            $    2,500,139.23        $     997.86
          Class 1-B4.......            $      750,091.66        $     997.86
          Class 1-B5.......            $    1,751,475.72        $     997.86
          Class 1-R........            $            0.00        $       0.00
          Class 1-RL.......            $            0.00        $       0.00
          Class 2-A1.......            $   34,997,909.18        $     997.83
          Class 2-A2.......            $   17,498,954.58        $     997.83
          Class 2-A3.......            $   76,931,802.68        $     943.20
          Class 2-A4.......            $   21,156,000.00        $   1,000.00
          Class 2-A5.......            $   10,028,000.00        $   1,000.00
          Class 2-A6.......            $   20,000,000.00        $   1,000.00
          Class 2-A7.......            $  104,755,757.26        $     957.31
          Class 2-A8.......            $   11,240,000.00        $   1,000.00
          Class 2-A9.......            $   14,561,000.00        $   1,000.00
          Class 2-A10......            $   15,058,000.00        $   1,000.00
          Class 2-S........            $  330,542,645.14        $     972.30
          Class 2-PO.......            $      178,907.70        $     996.74
          Class 2-M........            $    5,424,705.86        $     997.83
          Class 2-B1.......            $    3,324,771.43        $     997.83
          Class 2-B2.......            $    2,624,793.30        $     997.83
          Class 2-B3.......            $    1,749,695.90        $     997.83
          Class 2-B4.......            $      524,858.88        $     997.83
          Class 2-B5.......            $    1,225,496.27        $     997.83

     7) The following pertains to any real estate acquired on behalf of Certificateholders:
                                                       Pool 1        Pool 2
                                                       ------        ------
          Book Value................................$        0.00  $       0.00
          Unpaid Principal Balance..................$        0.00  $       0.00

          The  aggregate  number of Mortgage  Loans  included  in the  Principal
          Balance set forth above:..................            0             0

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     8)   Aggregate  number  and  aggregate  Principal  Balances  of  delinquent
          Mortgage Loans, as of the opening of business on the related Determination Date:

                                                 Loans        Principal Balance
                                                 -----        -----------------
          Pool 1...............................................
            *(1)  *30-59 days                      12          $   3,932,496.67
             (2)  60-89 days                        1          $     392,614.56
             (3)  90 days or more                   0          $           0.00
             (4)  in foreclosure                    0          $           0.00

          Pool 2................................................
            *(1)  30-59 days                        7          $   2,086,401.32
             (2)  60-89 days                        0          $           0.00
             (3)  90 days or more                   0          $           0.00
             (4)  in foreclosure                    0          $           0.00

     9)   The  aggregate  number  of  replaced   Mortgage  loans  and  Scheduled
          Principal Balance:

           Pool 1...................................0          $           0.00
           Pool 2...................................0          $           0.00

     10)  The aggregate number of modified Mortgage loans and Principal Balance:

           Pool 1...................................0          $           0.00
           Pool 2...................................0          $           0.00

     11)  Certificate Interest Rate of:
          Class 1-A11A Certificates:             0.000000%
          Class 1-A11B Certificates:             0.000000%
          Class 1-S Certificates:                0.345236%
          Class 2-S Certificates:                0.512892%

                                               Pool 1             Pool 2
     12)  Senior Percentage  .............  95.67076400%         95.69705600%

     13)  Pool 1 Category A Group II Senior
          Percentage......................  20.32508500%             N/A

     14)  Class 1-A12 Percentage..........  10.64635300%             N/A

     15)  Class 2-A1 Percentage...........       N/A             10.57966900%

     16)  Class 2-A2 Percentage...........       N/A              5.289834%

     17)  Senior Prepayment Percentage.... 100.00000000%        100.00000000%

     18)  Junior Percentage  .............   4.32923600%          4.30294400%

     19)  Junior Prepayment Percentage  ..   0.00000000%          0.00000000%

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     * It has been the  Company's  experience  that,  with  respect to the first
Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.